                                                                  Exhibit 10.4

THE SECURITIES EVIDENCED BY AND UNDERLYING THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES LAW AND ACCORDINGLY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED, DIRECTLY OR INDIRECTLY IN THE ABSENCE OF (i) AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED, (iii) RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT SUCH REGISTRATION IS NOT REQUIRED, (iv) COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OF 1933, OR (v) OTHERWISE COMPLYING WITH THE PROVISIONS OF
ARTICLE III OF THIS WARRANT.



                                    SERIES A
                          WARRANT TO PURCHASE SHARES OF
                                  COMMON STOCK
                                       OF
                              HYPERCOM CORPORATION

                                  Warrant No. 1

                               Dated: June 6, 2001



This certifies that for value received:


                            MICHELLE INVESTMENTS LLC
                      AN ILLINOIS LIMITED LIABILITY COMPANY


or registered assigns, is entitled, subject to the terms set forth herein, to purchase from Hypercom Corporation, a Delaware corporation, and any successor thereto (the "COMPANY"), the such number of fully paid and non-assessable shares of the Company's Common Stock as calculated under "WARRANT SHARES" (as hereinafter defined in Article I), at the price (the "INITIAL PURCHASE PRICE") equal to the lower of (i) Three Dollars and Nineteen Cents ($3.19) per share (the "BASE EXERCISE PRICE") or (ii) the market price of the Common Stock (as determined pursuant to clauses (ii) through (iv) inclusive under the definition herein of Fair Market Value) as of the date of exercise. The Initial Purchase Price and the number of shares purchasable hereunder, are subject to adjustment in certain events, all as more fully set forth under Article IV herein.


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
                                    ARTICLE I

                                   DEFINITIONS

"ADDITIONAL STOCK" means any Common Stock issued by the Company after the Closing Date, other than (i) Common Stock issuable upon the conversion of Convertible Securities or Options issued by the Company before the Closing Date,
(ii) Common Stock issuable upon the exercise of Options granted by the Company to any of its directors, officers, employees, consultants or agents after the Closing Date pursuant to any compensation or benefit plan approved by the Company's board of directors or, if not pursuant to any such plan, then pursuant to any other resolution of the board of directors of the Company, (iii) Common Stock issued to strategic or joint venture partners of, or lenders or licensors to, the Company, as approved by the board of directors of the Company, and (iv) Common Stock issued in connection with the purchase of assets or businesses, whether by merger, consolidation, purchase of assets or stock or otherwise.

"BUSINESS DAY" means any day other than a Saturday or a Sunday or a United States federal or Arizona state holiday.

"CERTIFICATE OF INCORPORATION" means the Certificate of Incorporation of the Company and any amendments thereto, as filed with the Delaware Secretary of State during the Exercise Period of this Warrant.

"CLOSING DATE" means the date of this Warrant as first above written.

"COMMISSION" means the Securities and Exchange Commission, or any other federal agency then administering the Exchange Act or the Securities Act, as defined herein.

"COMMON STOCK" means the Company's Common Shares, par value $0.001, any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such stock, and any other capital stock of the Company of any class or series now or hereafter authorized having the right to share in distributions either of earnings or assets of the Company without limit as to amount or percentage.

"COMMON STOCK OUTSTANDING" means at any time all shares of Common Stock that are then outstanding, plus all shares of Common Stock issuable upon conversion of the Convertible Securities and all shares of Common Stock issuable upon exercise of the Options (assuming for this purpose that the securities acquirable upon exercise of the Options are converted into Common Stock).

"COMPANY" means Hypercom Corporation, a Delaware corporation, and any successor thereto.


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
"CONVERTIBLE SECURITIES" means evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for, with or without payment of additional consideration, shares of Common Stock, either immediately or upon the arrival of a specified date or the happening of a specified event or both.

"EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

"EXERCISE PERIOD" means the applicable exercise period as set forth in (i), (ii) or (iii) in the definition of Warrant Shares.

"EXERCISE PRICE" means the Initial Purchase Price per share of Common Stock set forth in the Preamble to this Warrant, as such price may be adjusted pursuant to
Article IV hereof, and which may be paid either in cash or by cancellation of a like amount of the outstanding principal of the Loan. The Exercise Price shall be paid as set forth in Section 2.1 hereof.

"FAIR MARKET VALUE" means:

        (i) If shares of Common Stock are being sold pursuant to a Registration and Fair Market Value is being determined as of the closing of the public offering, the "price to public" specified for such shares in the final prospectus for such public offering;

        (ii) If shares of Common Stock are then listed or admitted to trading on any national securities exchange or traded on any national market system and Fair Market Value is not being determined as of the date described in clause (i) of this definition, the closing price on such exchange or national market system on such date, which shall be the last sale price on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices on such date, in each case as officially reported on the principal national securities exchange or national market system on which such shares are then listed, admitted to trading or traded;

        (iii) If no shares of Common Stock are then listed or admitted to trading on any national securities exchange or traded on any national market system or being offered to the public pursuant to a Registration, the average of the reported closing bid and asked prices thereof on such date in the over-the-counter market as shown by the National Association of Securities Dealers automated quotation system or, if such shares are not then quoted in such system, as published by the National Quotation Bureau, Incorporated or any similar successor organization, and in either case as reported by any member firm of the New York Stock Exchange selected by the Holder; and

        (iv) If no shares of Common Stock are then listed or admitted to trading on any national exchange or traded on any national market system, if no closing bid and asked prices thereof are then so quoted or published in the over-the-counter market and if no such shares are being offered to the public pursuant to a Registration, the Fair Market Value of a share of Common Stock shall be as determined by a recognized appraiser or investment banker agreed to by the Company and the Holder, provided that if they cannot agree (within 15 days of one party submitting notice to the other), Holder may select the appraiser or investment banker in his reasonable discretion.

"HOLDER" means Michelle Investments LLC, an Illinois limited liability company, or any successor thereto or assignee thereof in whose name this Warrant is registered on the books of the Company maintained for such purpose.

"INITIAL REGISTRATION STATEMENT" has the meaning ascribed to that term in
Section 5.1.

"LOAN" means that certain loan made by Michelle Investments LLC, an Illinois limited liability company, to the Company and certain of its affiliates of even date herewith and evidenced by the Promissory Note and Loan Agreement of even date herewith.

"LOAN AGREEMENT" means that certain Loan and Security Agreement entered into between Michelle Investments LLC, an Illinois limited liability company, and the Company and certain of its affiliates as part of the Loan.

"OPTION" means any right, warrant or option to subscribe for or purchase shares of Common Stock or Convertible Securities.

"PERSON" means and includes natural persons, corporations, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts, government entities and authorities and other organizations, whether or not legal entities.

"PRINCIPAL EXECUTIVE OFFICE" means the Company's office at 2851 West Kathleen Road, Phoenix, Arizona 85053, or such other office as designated in writing to the Holder by the Company.

"PROMISSORY NOTE" means that certain Promissory Note executed by the Company and certain of its affiliates and payable to Michelle Investments LLC, an Illinois limited liability company, of even date herewith as evidence of the makers' obligation to repay the Loan (as defined above).

"REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

"REGISTRABLE SECURITIES" means the Warrant Shares issuable or issued upon the exercise of this Warrant.

"REGISTRATION STATEMENTS" means, collectively, the Initial Registration Statement and the Second Registration Statement, and "REGISTRATION STATEMENT" means either of them.

"RULE 144" means Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that the Commission may promulgate.

"SECOND REGISTRATION STATEMENT" has the meaning ascribed to that term in Section 5.2.

"SECURITIES ACT" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

"SHAREHOLDER" means a holder of one or more Warrant Shares or shares of Common Stock.

"WARRANT" means this warrant dated as of the Closing Date, issued to the Holder, subject to partial or full reissuance as provided herein upon the partial exercise, transfer or division hereof.

"WARRANT SHARES" means such number of shares of Common Stock issuable upon the exercise of this Warrant as shall be determined as follows:

        (i) at any time within three months of the Closing Date, up to 1,000,000 shares of Common Stock;

        (ii) if the Promissory Note is not paid and extinguished in full within three months of the Closing Date, then at any time after three months from the Closing Date until the expiration of thirty days after the earlier of: (a) the date on which $7,500,000 of principal is paid under the Promissory Note or three months after the Closing Date, whichever is later; or (b) six months from the Closing Date, up to such number of shares of Common Stock as determined by dividing $7,500,000 by the Exercise Price as of the date of exercise, less the number of shares of Common Stock purchased under (i) above; and

        (iii) at any time after the expiration of the 30 day period set forth in (ii) above (or, if the Promissory Note is paid and extinguished in full within three months of the Closing Date) until 5:00 p.m., Tucson, Arizona time on the second (2nd) annual anniversary of the Closing Date, up to 1,000,000 shares of Common Stock, less any shares of Common Stock purchased under (i) and (ii) above.

The provisions of (i), (ii) and (iii) above notwithstanding, at any time whatsoever that the Promissory Note is in default by reason of any payment obligation thereunder not being paid within thirty (30) days of when due, Warrant Shares means up to such number of shares of Common Stock as determined by dividing the then total unpaid principal and interest under the Promissory Note by the lesser of $3.19 or the market price for the Common Stock as of the date of exercise, and the Holder may (but need not) purchase up to such number of shares of Common Stock during any such period of time that the Promissory Note is in such default. Notwithstanding any other provision in this Warrant, at no time shall the aggregate number of Warrant Shares issued or issuable under this Warrant exceed 19.9% of the Company's shares of Common Stock actually issued and outstanding immediately before the Closing Date (i.e. not to exceed 6,843,300 shares of Common Stock), subject to adjustment as provided in Article IV hereof.

If under the terms of this Warrant there shall be a change such that the securities purchasable hereunder shall be issued by an entity other than the Company or there shall be a change in the type or class of securities purchasable hereunder, then the term "WARRANT SHARES" shall also mean such other type or class or the securities issuable by such other entity.


                                   ARTICLE II

                                    EXERCISE


2.1     EXERCISE RIGHT; MANNER OF EXERCISE.

        (a) EXERCISE. The purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part, at any time and from time to time during the Exercise Period upon (i) surrender of this Warrant, together with an executed Notice of Exercise, substantially in the form of EXHIBIT "A" attached hereto, at the Principal Executive Office, and (ii) payment to the Company of the aggregate Exercise Price for the number of Warrant Shares specified in the Notice of Exercise (such aggregate Exercise Price is herein referred to as the "TOTAL EXERCISE PRICE"). Any exercise by the Holder of such purchase rights must be for the purchase of a minimum of 50,000 Warrant Shares, except in the event that less than 50,000 Warrant Shares are issuable at such time of exercise, in which event such exercise must be for the purchase of all of such Warrant Shares issuable. The Holder of this Warrant may, in its sole and exclusive discretion, pay the Exercise Price for the Warrant Shares in cash or by forgiving any portion or all of the unpaid principal and interest due under the Promissory Note at the time of the exercise of this Warrant or by a combination of such methods. If paid in cash, the Exercise Price shall be paid by check or wire transfer. If paid by forgiveness of any portion or all of the unpaid principal and interest due under the Promissory Note, the Holder shall advise the Company in writing of the amount of the debt forgiveness and such amount shall be treated as a payment under the Promissory Note; however, except for determining whether the Promissory Note is paid and extinguished in full within three months of the Closing Date, shall not count as payment of principal for purposes of determining the number of Warrant Shares under (ii) or (iii) of the definition of Warrant Shares in
Article I.

        (b) ISSUE OF WARRANT SHARES. The Person or Person(s) in whose name(s) any certificate(s) representing the Warrant Shares which are issuable upon exercise of this Warrant shall be deemed to become the holder(s) of, and shall be treated for all purposes as the record holder(s) of, such Warrant Shares, and such Warrant Shares shall be deemed to have been issued, immediately prior to the close of business on the date on which this Warrant and Notice of Exercise are presented and payment made for such Warrant Shares, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to such Person or Person(s). Certificates for the Warrant Shares so purchased shall be delivered to the Holder within a reasonable time, not exceeding fifteen (15) days after this Warrant is exercised. If this Warrant is exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, deliver a new Warrant evidencing the rights of the Holder to purchase the balance of the Warrant Shares which Holder is entitled to purchase hereunder. The issuance of Warrant Shares upon exercise of this Warrant shall be made without charge to the Holder for any issuance tax with respect thereto or any other cost incurred by the Company in connection with the exercise of this Warrant and the related issuance of Warrant Shares.

2.2 FRACTIONAL SHARES. The Company shall not issue fractional shares of Common Stock or scrip representing fractional shares of Common Stock upon any exercise or conversion of this Warrant. As to any fractional share of Common Stock which the Holder would otherwise be entitled to purchase from the Company upon such exercise or conversion, it shall become one share of the pertinent security without payment of additional consideration by the Holder.


                                   ARTICLE III

                REGISTRATION, TRANSFER, EXCHANGE AND REPLACEMENT

3.1 MAINTENANCE OF REGISTRATION BOOKS. The Company shall keep at the Principal Executive Office a register in which, subject to such reasonable regulations as it may prescribe, it shall provide for the registration, transfer and exchange of this Warrant. The Company and any Company agent may treat the Person in whose name this Warrant is registered as the owner of this Warrant for all purposes whatsoever and neither the Company nor any Company agent shall be affected by any notice to the contrary.

3.2     RESTRICTIONS ON TRANSFERS.

        (a) COMPLIANCE WITH SECURITIES ACT. Upon exercise of this Warrant, the Holder shall confirm in writing, by executing the Investment Representation Certificate in the form attached as EXHIBIT "B" hereto, that the Warrant Shares are being acquired for investment, solely for the Holder's own account and not as a nominee for any other Person, and not with a view toward distribution or resale, and such other matters as set forth in the Investment Representation Certificate.

        (b) CERTIFICATE LEGENDS. This Warrant, any warrant resulting from the exercise, subdivision, consolidation or transfer hereof, and all Warrant Shares issued upon exercise of this Warrant or any such other warrant (unless Registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form (in addition to any legends required by applicable state securities laws):

                THE SECURITIES EVIDENCED BY AND UNDERLYING THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES LAW AND ACCORDINGLY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED, DIRECTLY OR INDIRECTLY IN THE ABSENCE OF (i) AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED, (iii) RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT SUCH REGISTRATION IS NOT REQUIRED, (iv) COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OF 1933, OR (v) OTHERWISE COMPLYING WITH THE PROVISIONS OF ARTICLE III OF THIS WARRANT.

        (c) DISPOSITION OF WARRANT OR SHARES. With respect to any offer, sale or other disposition of this Warrant or any Warrant Shares prior to Registration of such shares, the Holder or the Shareholder, as the case may be, agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of the Holder's or Shareholder's counsel, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without Registration under the Securities Act or qualification under any applicable state securities laws of this Warrant or such shares, as the case may be, and indicating whether or not under the Securities Act certificates for this Warrant or such shares, as the case may be, to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to insure compliance with the Securities Act. Subject to the next sentence, promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Company, as promptly as practicable, shall notify the Holder or the Shareholder, as the case may be, that it may sell or otherwise dispose of this Warrant or such shares, as the case may be, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this subsection (c) that the opinion of counsel for the Holder or the Shareholder, as the case may be, is not reasonably satisfactory to the Company, the Company shall so notify the Holder or the Shareholder, as the case may be, promptly after such determination has been made and shall specify the legal analysis supporting any such adverse conclusion. Notwithstanding the foregoing, this Warrant or such shares, as the case may be, may be offered, sold or otherwise disposed of in accordance with Rule 144, provided that the Company shall have been furnished with such information as the Company may reasonably request to provide reasonable assurance that the provisions of Rule 144 have been satisfied. Each certificate representing this Warrant or the shares thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to insure compliance with the Securities Act, unless in the aforesaid reasonably satisfactory opinion of counsel for the Holder or the Shareholder, as the case may be, such legend is not necessary in order to insure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

        (d) WARRANT TRANSFER PROCEDURE. Transfer of this Warrant to a third party, following compliance with the preceding subsections of this Section 3.2, shall be effected by execution of the Assignment Form attached hereto as EXHIBIT "C", and surrender for registration of transfer of this Warrant at the Principal Executive Office, together with funds sufficient to pay any applicable transfer tax. Upon receipt of the duly executed Assignment Form and the necessary transfer tax funds, if any, the Company, at its expense, shall execute and deliver, in the name of the designated transferee or transferees, one or more new Warrants representing the right to purchase a like aggregate number of Warrant Shares.

        (e) TERMINATION OF RESTRICTIONS. Unless otherwise required by law, the restrictions imposed under this Section 3.2 upon the transferability of the Warrant and the Warrant Shares shall cease when (i) a registration statement covering all shares of Common Stock issued or issuable upon exercise of this Warrant becomes effective under the Securities Act, (ii) the Company is presented with an opinion of counsel reasonably satisfactory to the Company that such restrictions are no longer required in order to insure compliance with the Securities Act or with a Commission "no-action" letter stating that future transfers of such securities by the transferor or the contemplated transferee would be exempt from registration under the Securities Act, or (iii) such securities may be transferred in accordance with Rule 144(k). When such restrictions terminate, the Company shall, or shall instruct its transfer agent to, promptly, and without expense to the Holder or the Shareholder, as the case may be, issue new securities in the name of the Holder and/or the Shareholder, as the case may be, not bearing the legends required under subsection (b) of this Section 3.2. In addition, new securities shall be issued without such legends if such legends may be properly removed under the terms of Rule 144(k).

        (f) SHORT SALES. The Holder covenants that at any time the market price of the Common Stock is at or below $3.19 per share (subject to modification under Article IV hereof) for so long as Holder may purchase Common Stock hereunder, he will not, directly or indirectly (whether through any affiliate, associate or otherwise), maintain or create any "short position" in the Common Stock. For purposes of this subsection 3.2(f), a "short position" shall be deemed to have been maintained or created by the Holder if the Holder, directly or indirectly, (x) enters into a "short sale" (as such term is defined in Rule 3b-3 promulgated under the Exchange Act), (y) purchases a put option to sell shares of Common Stock, or (z) enters into a derivative, hedging or other similar transaction pursuant to which the Holder will be compensated in the event of a decline in the price of the Common Stock.


3.3 EXCHANGE. At the Holder's option, this Warrant may be exchanged for other Warrants representing the right to purchase a like aggregate number of Warrant Shares upon surrender of this Warrant at the Principal Executive Office. Whenever this Warrant is so surrendered to the Company at the Principal Executive Office for exchange, the Company shall execute and deliver the Warrants which the Holder is entitled to receive. All Warrants issued upon any registration of transfer or exchange of Warrants shall be the valid obligations of the Company, evidencing the same rights, and entitled to the same benefits, as the Warrants surrendered upon such registration of transfer or exchange. No service charge shall be made for any exchange of this Warrant.

3.4 REPLACEMENT. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (i) in the case of any such loss theft or destruction, upon delivery of indemnity reasonably satisfactory to the Company in form and amount, or (ii) in the case of any such mutilation, upon surrender of such Warrant for cancellation at the Principal Executive Office, the Company, at its expense, shall execute and deliver, in lieu thereof, a new Warrant.




                                   ARTICLE IV

                             ANTIDILUTION PROVISIONS

4.1     REORGANIZATION, RECLASSIFICATION OR RECAPITALIZATION OF THE COMPANY.

        (a) Subject to section 4.1(b), in the event of (1) a capital reorganization, reclassification or recapitalization of the Company's capital stock (other than in the cases referred to in Section 4.3 hereof), (2) the Company's consolidation or merger with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted, by virtue of the merger, into other property, whether in the form of securities, cash or otherwise, or (3) the sale or transfer of the Company's property as an entirety or substantially as an entirety, then, as part of such reorganization, reclassification, recapitalization, merger, consolidation, sale or transfer, lawful provision shall be made so that there shall thereafter be deliverable upon the exercise of this Warrant or any portion thereof (in lieu of or in addition to the number of shares of Common Stock theretofore deliverable, as appropriate), and without payment of any additional consideration, the number of shares of stock or other securities or property to which the holder of the number of shares of Common Stock which would otherwise have been deliverable upon the exercise of this Warrant or any portion thereof at the time of such reorganization, reclassification, recapitalization, consolidation, merger, sale or transfer would have been entitled to receive in such reorganization, reclassification, recapitalization, consolidation, merger, sale or transfer. This subsection 4.1(a) shall apply to successive reorganizations, reclassifications, re-capitalizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Holder for shares of Common Stock in connection with any transaction described in this subsection 4.1(a) is in a form other than cash or marketable securities, then the value of such consideration shall be as reasonably determined in good faith by the Company's Board of Directors.

        (b) If the Company undertakes a consolidation or merger with or into another corporation, a reverse triangular merger or any other transaction or series of related transactions pursuant to which all Shareholders receive 100% cash consideration for their shares of Common Stock, then at the option of the Holder or the Person acquiring all of such shares of Common Stock, the Company shall cause the Holder to receive in connection with the completion of such transaction(s), without exercise and upon surrender of this Warrant, cash in an amount equal to (a) the per share acquisition price payable by the acquiring Person to the Shareholders for their shares of Common Stock minus the Exercise Price determined as of the date of completion of such transaction(s), multiplied by (b) the number of Warrant Shares that are eligible for issuance under this Warrant on such date of completion (which, in the case of a series of related transactions, shall be the date of completion of the final transaction in such series). Upon payment of such amount to the Holder, this Warrant shall automatically expire and the rights hereunder (other than as set forth in Section 5.5 and Article VII) shall be of no further force or effect. Notwithstanding the foregoing, the Company shall not permit any of the actions set forth above in this subsection 4.1(b) unless the Promissory Note is or has been paid in full and extinguished.



4.2 SPLITS AND COMBINATIONS. If the Company at any time subdivides any of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely if the outstanding shares of Common Stock are combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased. Upon any adjustment of the Exercise Price under this Section 4.2, the number of shares of Common Stock issuable upon exercise of this Warrant shall equal the number of shares determined by dividing (i) the aggregate Exercise Price payable for the purchase of all shares issuable upon exercise of this Warrant immediately prior to such adjustment by (ii) the Exercise Price per share in effect immediately after such adjustment.

4.3 RECLASSIFICATIONS. If the Company changes any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted.

4.4 LIQUIDATION; DISSOLUTION. If the Company shall dissolve, liquidate or wind up its affairs, the Holder shall have the right, but not the obligation, to exercise this Warrant effective as of the date of such dissolution, liquidation or winding up. If any such dissolution, liquidation or winding up would result in any cash distribution to the Holder in excess of the aggregate Exercise Price for the shares of Common Stock for which this Warrant is exercised, then the Holder may, at its option, exercise this Warrant without making payment of such aggregate Exercise Price and, in such case, the Company shall, upon distribution to the Holder, consider such aggregate Exercise Price to have been paid in full, and in making such settlement to the Holder, shall deduct an amount equal to such aggregate Exercise Price from the amount payable to the Holder.

4.5     ADJUSTMENT OF EXERCISE PRICE AND SHARES PURCHASABLE.

        (a)     ADJUSTMENT OF EXERCISE PRICE. Except as expressly provided in
Section 4.2, if the Company issues any Additional Stock for no consideration or for a consideration per share less than the Base Exercise Price in effect immediately prior to the time of such issuance, then the Base Exercise Price shall be reduced to the price determined by dividing:

                (i) an amount equal to the sum of (A) the number of shares of Common Stock Outstanding immediately prior to such issue or sale multiplied by the then existing Exercise Price, and (B) an amount equal to the aggregate "consideration actually received" by the Company upon such issue or sale, by

                (ii) the sum of the number of shares of Common Stock Outstanding immediately after such issue or sale.

        For purposes of this subsection (a):

                (A) In the case of an issue or sale for cash of shares of Common Stock, the "consideration actually received" by the Company therefor shall be deemed to be the amount of cash received, before deducting therefrom any commissions or expenses paid by the Company.

                (B) In case of the issuance (other than upon conversion or exchange of obligations or shares of stock of the Company) of additional shares of Common Stock for a consideration other than cash or a consideration partly other than cash, the amount of the consideration other than cash received by the Company for such shares shall be deemed to be the fair market value of such consideration as determined in good faith by the Company's Board of Directors.

                (C) In case of the issuance by the Company in any manner of any Options, all shares of Common Stock or Convertible Securities to which the holders of such Options shall be entitled to subscribe for or purchase pursuant to such Options shall be deemed issued as of the date of the offering of such Options, and the minimum aggregate consideration named in such Options for the shares of Common Stock or Convertible Securities covered thereby, plus the consideration, if any, received by the Company for such Options, shall be deemed to be the "consideration actually received" by the Company (as of the date of the granting of such Options) for the issuance of such Options.

                (D) In case of the issuance or issuances by the Company in any manner of any Convertible Securities, all shares of Common Stock issuable upon the conversion or exchange of such Convertible Securities shall be deemed issued as of the date such Convertible Securities are issued, and the amount of the "consideration actually received" by the Company for such Convertible Securities shall be deemed to be the total of (x) the amount of consideration received by the Company upon the issuance of such Convertible Securities, plus (y) the minimum aggregate consideration, if any, other than such Convertible Securities, receivable by the Company upon conversion or exchange of such Convertible Securities, except in adjustment of dividends.

                (E) The amount of the "consideration actually received" by the Company upon the issuance of any Options referred to in subparagraph
        (C) above or upon the issuance of any Convertible Securities as described in subparagraph (D) above, and the amount of the consideration, if any, other than such Convertible Securities, receivable by the Company upon the exercise, conversion or exchange thereof shall be determined in the same manner provided in subparagraphs
        (A) and (B) above with respect to the consideration received by the Company in case of the issuance of additional shares of Common Stock; provided, however, that if such Convertible Securities are issued in payment or satisfaction of any dividend upon any stock of the Company other than Common Stock, the amount of the "consideration actually received" by the Company upon the original issuance of such Convertible Securities shall be deemed to be the value of such obligations or shares of stock, as of the date of the adoption of the resolution declaring such dividend, as reasonably determined in good faith by the Company's Board of Directors at or as of that date.

                (F) On the expiration of any Options referred to in subparagraph (C), or the termination of any right of conversion with respect to Convertible Securities referred to in subparagraph (D), or any change in the number of shares of Common Stock deliverable upon exercise of such Options or upon conversion of or exchange of such Convertible Securities, the Base Exercise Price then in effect shall forthwith be readjusted to such Base Exercise Price as would have obtained had the adjustments made upon the issuance of such Options or Convertible Securities been made upon the basis of the delivery of only the adjusted number of shares of Common Stock actually delivered or to be delivered upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities.

        (b) ADJUSTMENT OF NUMBER OF SHARES PURCHASABLE. Upon any adjustment of the Base Exercise Price under subsection (a) of this Section 4.5, the number of Warrant Shares issuable upon exercise of this Warrant shall equal the number of shares determined by dividing (i) the aggregate Base Exercise Price payable for the purchase of all shares issuable upon exercise of this Warrant immediately prior to such adjustment by (ii) the Base Exercise Price per share in effect immediately after such adjustment.

4.6 MAXIMUM EXERCISE PRICE. At no time shall the Base Exercise Price exceed the amount set forth in the Preamble to this Warrant, unless the Base Exercise Price is adjusted pursuant to Section 4.2 hereof.

4.7 OTHER DILUTIVE EVENTS. If any event occurs as to which the other provisions of this Article IV are not strictly applicable but the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles hereof, then, in each such case, a firm of independent public accountants of recognized national standing (such accountants as agreed to by the Company and the Holder, provided that if they cannot agree, within 15 days of one party submitting notice to the other, the Holder may designate such accountants in his reasonable discretion) shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in this Article IV, necessary to preserve, without dilution, the purchase rights represented by this Warrant. Upon receipt of such opinion, the Company shall make the adjustments described therein.

4.8     CERTIFICATES AND NOTICES.

        (a) ADJUSTMENT CERTIFICATES. Upon any adjustment of the Exercise Price and/or the number of shares of Common Stock purchasable upon exercise of this Warrant, a certificate, signed by (i) the Company's President or Chief Financial Officer, or (ii) any independent firm of certified public accountants of recognized national standing the Company selects at its own expense, setting forth in reasonable detail the events requiring the adjustment and the method by which such adjustment was calculated, shall be mailed to the Holder and shall specify the adjusted Exercise Price and the number of shares of Common Stock purchasable upon exercise of the Warrant after giving effect to the adjustment.

        (b) EXTRAORDINARY CORPORATE EVENTS. If the Company, after the date hereof, proposes to effect (i) any transaction described in Sections 4.1, 4.2 or
4.3 hereof, (ii) a liquidation, dissolution or winding up of the Company described in Section 4.4 hereof, or (iii) any payment of a dividend or distribution with respect to Common Stock or Common Stock, then, in each such case, the Company shall mail to the Holder a notice describing such proposed action and specifying the date on which the Company's books shall close, or a record shall be taken, for determining the holders of Common Stock entitled to participate in such action, or the date on which such reorganization, reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up shall take place or commence, as the case may be, and the date as of which it is expected that holders of Common Stock of record shall be entitled to receive securities and/or other property deliverable upon such action, if any such date is to be fixed. Such notice shall be mailed to the Holder at least ten (10) days prior to the record date for such action in the case of any action described in clause (i) or clause (iii) above, and in the case of any action described in clause (ii) above, at least ten (10) days prior to the date on which the action described is to take place and at least ten (10) days prior to the record date for determining holders of Common Stock entitled to receive securities and/or other property in connection with such action; provided, however, that the failure by the Company to provide any such notice within the time prescribed herein or otherwise in a timely manner shall have no effect on any of the transactions contemplated herein.

4.9 NO IMPAIRMENT. The Company shall not, by amendment of the Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in the carrying out of all the provisions of this Article IV and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

                                    ARTICLE V

                               REGISTRATION RIGHTS

5.1 INITIAL REGISTRATION. Within ninety (90) days after the Closing Date, the Company shall prepare and file a registration statement under the Securities Act (the "INITIAL REGISTRATION STATEMENT") for the registration of (i) 1,000,000 Warrant Shares, (ii) such additional number of Warrant Shares as the Company and the Holder may reasonably agree upon in view of the fact that the number of Warrant Shares issuable hereunder and the Exercise Price therefor may change during the Exercise Period, and (iii) at the Company's option, shares of Common Stock issued or issuable to other security holders of the Company. The Company shall use commercially reasonable efforts to cause the Initial Registration Statement to become effective within one hundred and eighty (180) days after the Closing Date.

5.2 SECOND REGISTRATION. If at any given time after the Initial Registration Statement is declared effective, the Company and the Holder reasonably mutually determine that the Initial Registration Statement does not cover (by more than 100,000 Registrable Securities) all Registrable Securities available for issuance or issued under this Warrant and not already sold to third parties, the Company shall, within 90 days of the Holder's written request therefor, prepare and file a registration statement under the Securities Act (the "SECOND REGISTRATION STATEMENT") for the registration of such reasonably mutually determined number of Warrant Shares, and shall use commercially reasonable efforts to cause the Second Registration Statement to become effective within one hundred and eighty (180) days after the date of the Holder's written request therefor.

5.3 HOLDER INFORMATION; REGISTRATION EXPENSES. The Holder shall promptly supply the Company with all such information as the Company may reasonably request for (i) preparation of the Initial Registration Statement and, if applicable, the Second Registration Statement, as well as any amendments or supplements thereto. All expenses incurred in connection with the preparation and filing of the Registration Statements, including, without limitation, all federal and "blue sky" registration and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of counsel for the Holder (not to exceed $2,500.00), but excluding brokers' discounts and commissions, shall be borne by the Company.

5.4 REGISTRATION RELATED COVENANTS OF COMPANY. In connection with the registration obligations of the Company provided in this Article V, the Company hereby covenants that it shall:

        (a) provide to the Holder such number of copies as the Holder may reasonably request of (i) the Initial Registration Statement and, if applicable, the Second Registration Statement, (ii) each amendment and supplement thereto, and (iii) the prospectus included therein, to facilitate the Holder's disposition of the Warrant Shares contemplated by the Registration Statements;

        (b) prepare and file with the Commission any amendment or supplement to a Registration Statement or the prospectus included therein as may be necessary to correct any statement or omission or to update any material information therein (with due regard to the Company's potential need to maintain in confidence undisclosed information relating to pending transactions or other corporate matters);

        (c) promptly notify the Holder of any need to discontinue its use or dissemination of the prospectus included in a Registration Statement (including by reason of the fact that there is a material event or development involving the Company, that the Company intends to effect a primary offering of securities, or that the information in the prospectus needs to be amended or supplemented); and

        (d) notify the Holder promptly after the Company receives notice of the issuance of any stop order by the Commission suspending the effectiveness of a Registration Statement, or the threat or initiation of any proceeding for such purpose, and use commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

5.5     INDEMNIFICATION.

        (a) BY THE COMPANY. With respect to the Registration Statements, to the extent permitted by law, the Company will indemnify and hold harmless the Holder, the legal counsel and accountants for the Holder and each Person, if any, who controls the Holder within the meaning of the Securities Act or the Exchange Act (collectively, the "HOLDER INDEMNIFIED PARTIES"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION"):

                (i) any untrue statement or alleged untrue statement of a material fact contained in either Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

                (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or

                (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by either such Registration Statement;

and the Company will reimburse such Holder Indemnified Parties for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this subsection 5.5(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which
(i) occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder Indemnified Parties, or (ii) arises out of the Holder's failure to satisfy prospectus delivery or other distribution requirements in connection with such registration.

        (b) BY THE HOLDER. With respect to the Registration Statements, to the extent permitted by law, the Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed either or both Registration Statements, each Person, if any, who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company and other shareholders of the Company against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling Person or other shareholder (collectively, the "COMPANY INDEMNIFIED PARTIES") may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation (i) occurs in reliance upon and in conformity with written information furnished by the Holder expressly for use in connection with such registration, or (ii) arises out of the Holder's failure to satisfy prospectus delivery or other distribution requirements in connection with such registration; and the Holder will reimburse any legal or other expenses reasonably incurred by any Company Indemnified Party in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 5.5(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld); and provided further, that in no event shall the Holder's cumulative, aggregate liability under this subsection 5.5(b) or under subsection 5.5(d), or under such subsections together, exceed the net proceeds received by the Holder in the registered offering out of which such Violation arises.

        (c) NOTICE. Promptly after receipt by an indemnified party under this Section 5.5 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 5.5, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 5.5, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 5.5.

        (d)     CONTRIBUTION. If the indemnification provided for in this
Section 5.5 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that (A) in no event shall the Holder's cumulative, aggregate liability under subsection 5.5(b) or under this subsection 5.5(d) hereof, or under such subsections together, exceed the net proceeds from the offering received by such Holder; and (B) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything to the contrary herein, no party shall be liable for contribution under this subsection 5.5(d), except to the extent and under the circumstances as such party would have been liable to indemnify under subsection 5.5(a) or subsection 5.5(b) hereof, as the case may be, if such indemnification were enforceable under applicable law.

        (e) SURVIVAL. The obligations of the Company and the Holder under this Section 5.5 shall survive the completion of any offering of Registrable Securities under either Registration Statement or otherwise.

5.6 RULE 144 REPORTING. With a view to making available to the Holder the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, after such time as a public market exists for the Common Stock, the Company agrees to use commercially reasonable efforts to:

        (a) file with the Commission in a timely manner (after giving effect to permitted extensions) all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

        (b) so long as the Holder has any rights to acquire Warrant Shares or owns any Registrable Securities, furnish to the Holder forthwith upon request
(i) a written statement by the Company (A) as to its compliance with the reporting requirements of said Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (for so long as it is subject to the reporting requirements of the Exchange Act), or (B) that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies after the date hereof), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company and information as the Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing the Holder to sell any such securities without registration or pursuant to Form S-3 (for so long as the Company is subject to the reporting requirements of the Exchange
Act).


                                   ARTICLE VI

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

6.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants that:

        (a) LEGAL STATUS; QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified or licensed to do business in all other countries, states and provinces in which the laws thereof require the Company to qualify and/or be licensed, except where failure to qualify or be licensed would not have a material adverse effect on the business or assets of the Company taken as a whole;

        (b) AUTHORITY. The Company has the right and power, and is duly authorized and empowered, to enter into, execute, deliver and perform this Warrant;

        (c) BINDING EFFECT. This Warrant has been duly authorized, executed and delivered and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms;

        (d) NO CONFLICT. The execution, delivery and/or performance by the Company of this Warrant shall not, by the lapse of time, the giving of notice or otherwise, constitute a violation of any applicable law or a breach of any provision contained in the Company's Certificate of Incorporation or By-laws or contained in any agreement, instrument, or document to which the Company is a party or by which it is bound;

        (e) CONSENTS. Except for filings required pursuant to applicable securities laws, no consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the valid issuance of the Warrant or for the performance of any of the Company's obligations hereunder;

        (f) OFFERING. Neither the Company nor any agent acting on its behalf has or will sell or offer for sale or dispose of, or attempt or offer to dispose of, this Warrant or any part thereof to, or solicit any offers to buy any warrant of like tenor from, or otherwise approach or negotiate in respect thereof, with, any Person or Persons so as thereby to bring the issuance of this Warrant within the provisions of Section 5 of the Securities Act;

        (g) REGISTRATION. Subject to the Company's reliance on the truth and accuracy of the Holder's representations and warranties in Section 6.2, it is not necessary in connection with the issuance and sale of this Warrant to the Holder to register this Warrant under the Securities Act; and

        (h) OVERALL REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in this Warrant, and the other provisions of this Warrant, do not contain any untrue statement of material fact or omit any material fact necessary to make the statements contained herein, in view of the circumstances under which they were made, not misleading.

6.2 REPRESENTATIONS AND WARRANTIES OF THE HOLDER. The Holder represents and warrants that:

        (a) PURCHASE FOR OWN ACCOUNT. This Warrant is, and the Warrant Shares to be received by the Holder upon exercise hereof will be, acquired for investment for the Holder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Holder has no present intention of selling, granting any participation in, or otherwise distributing this Warrant, the Warrant Shares or any part thereof. The Holder does not have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participation to such Person with respect to this Warrant, the Warrant Shares or any part thereof.

        (b) DISCLOSURE OF INFORMATION. The Holder is aware of the Company's business affairs, financial condition, and status with its lenders, has received and reviewed all information (including all reports, registrations and other documents) filed by the Company with the Commission up to the date hereof) he considers necessary or appropriate for making an informed and knowledgeable decision as to whether to acquire this Warrant and further represents that he has had sufficient opportunity to ask questions and receive answers from the Company regarding the nature and affairs of the Company, including its business, properties, prospects and financial condition.

        (c) INVESTMENT EXPERIENCE. The Holder is an investor in securities of companies and acknowledges that he is capable of bearing the economic risk of his investment in this Warrant and the Warrant Shares, including the risk of total loss of any or all of such investments, and has such knowledge and experience in financial or business matters that he is capable of evaluating the merits and risks of such investments.

        (d) ACCREDITED INVESTOR. The Holder is an "accredited investor" within the meaning of Commission Rule 501 of Regulation D, as presently in effect.

        (e) RESTRICTED SECURITIES. The Holder understands and hereby acknowledges that (i) the Warrant Shares he may purchase pursuant to the provisions of this Warrant may not initially be registered under the Securities Act, and in such event will be issued in reliance upon a specific exemption from the registration requirements under the Securities Act, which exemption depends upon, among other things, the bona fide nature of the Holder's investment intent as expressed herein, and (ii) the Warrant Shares must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available.

        (f) RULE 144 RESTRICTIONS. The Holder is aware of the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, including, among other things: (i) the availability of certain public information about the Company; (ii) the resale occurring not less than one (1) year after the party has purchased and paid for the securities to be sold, unless registered; (iii) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Exchange Act), (iv) the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein, and (v) the filing of Form 144 with the Commission.

        (g) RULE 144 LIMITATIONS. The Holder understands and acknowledges that at the time he wishes to sell some or all of the Warrant Shares there may not be an active public market upon which to make such a sale, and that, even if such an active public market upon which to make such a sale then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, the Holder may be precluded from selling the Warrant Shares under Rule 144 even if the one-year minimum holding period had been satisfied or the Warrant Shares registered. The Holder further understands that (i) if all of the requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A or Regulation S under the Securities Act or some other registration exemption will be required to permit the Holder to sell the Warrant Shares, and (ii) notwithstanding the fact that Rule 144 is not exclusive, the staff of the Commission has expressed its opinion that Persons proposing to sell private placement securities other than in a registered offering and other than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such Persons and their respective brokers who participate in such transactions do so at their own risk.

6.3     COMPANY'S COVENANTS. The Company covenants as follows:

        (a) AUTHORIZED SHARES. The Company will use commercially reasonable efforts to have, at all times, authorized, and reserved for the purpose of issue or transfer upon exercise of the rights evidenced by this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant (for purposes of determining compliance with this covenant, the shares of Common Stock issuable upon exercise of all other Options shall be deemed issued and outstanding);

        (b) PROPER ISSUANCE. The Company at its expense will use commercially reasonable efforts to take all such action as may be necessary to assure that the Common Stock issuable upon the exercise of this Warrant may be so issued without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which any capital stock of the Company may be listed. In addition, the Company shall, at its sole expense, upon the Holder's written request, use commercially reasonable efforts to cause the Registrable Securities to be listed for trading on the New York Stock Exchange or, if the Common Stock ceases to be traded on the New York Stock Exchange, on such other national securities exchange, national market system or over-the-counter market on which the Common Stock is listed or quoted for trading.

        (c) FULLY PAID SHARES. The Company shall take all actions necessary or appropriate to validly and legally issue fully paid and non-assessable shares of Common Stock upon exercise of this Warrant.


                                   ARTICLE VII

                                  MISCELLANEOUS

7.1 CERTAIN EXPENSES. Subject to the provisions of Section 5.3, the Company shall pay all expenses in connection with, and all taxes (other than stock transfer taxes) and other governmental charges that may be imposed in respect of, the issuance, sale and delivery of the Warrant and the Warrant Shares to the Holder.

7.2 HOLDER NOT A SHAREHOLDER. Prior to the exercise of this Warrant as hereinbefore provided, the Holder shall not be entitled to any of the rights of a Shareholder, including, without limitation, the right as a Shareholder (i) to vote on or consent to any proposed action of the Company or (ii) to receive (a) dividends or any other distributions made to Shareholders, (b) notice of or attend any meetings of Shareholders of the Company, or (c) notice of any other proceedings of the Company.

7.3 REMEDIES. The Company stipulates that the remedies at law of the Holder in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate to the fullest extent permitted by law, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

7.4 ENFORCEMENT COSTS. If any party to, or beneficiary of, this Warrant seeks to enforce its rights hereunder by legal proceedings or otherwise, then the non-prevailing party shall pay all reasonable costs and expenses incurred by the prevailing party, including, without limitation, all reasonable attorneys' fees. The term "PREVAILING PARTY" shall mean that party whose position is substantially upheld in a final judgment rendered in such litigation or in a final arbitration award, or if the final judgment or arbitration award is appealed, that party whose final position is substantially upheld by the decision of the final appellate body.

7.5 NONWAIVER; CUMULATIVE REMEDIES. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Holder shall operate as a waiver of such right or otherwise prejudice the rights, powers or remedies of the Holder. No single or partial waiver by the Holder of any provision of this Warrant or of any breach or default hereunder or of any right or remedy shall operate as a waiver of any other provision, breach, default right or remedy or of the same provision, breach, default, right or remedy on a future occasion. The rights and remedies provided in this Warrant are cumulative and are in addition to all rights and remedies which the Holder may have in law or in equity or by statute or otherwise.

7.6 NOTICES. Any notice, demand or delivery to be made pursuant to this Warrant shall be deemed delivered and received (i) when personally delivered,
(ii) on the third Business Day next following the day when deposited in the U.S. mail, postage prepaid, certified or registered mail, return receipt requested, addressed as set forth below or (iii) on the first Business Day after proper and timely deposit for next day delivery, charges prepaid, with a nationally recognized delivery service providing next-day service to the location of the recipient, to such party at the address set forth below. The Holder's address shall be its last known addresses appearing on the books of the Company maintained for such purpose. The Company's address shall be its Principal Executive Office. The Holder and the Company may each designate a different address by notice to the other pursuant to this Section 7.6.

7.7 ACTIONS ON NON-BUSINESS DAYS. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a day that is not a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

7.8 SUCCESSORS AND ASSIGNS. Subject to subsection 4.1(b), this Warrant shall be binding upon, the Company and any Person succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets, and all of the obligations of the Company with respect to the shares of Common Stock issuable upon exercise of this Warrant shall survive the exercise, expiration or termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the Holder and its successors and assigns. The Company shall, at the time of exercise of this Warrant, in whole or in part, upon request of the Holder but at the Company's expense, acknowledge in writing its continuing obligations hereunder with respect to rights of the Holder to which it shall continue to be entitled after such exercise in accordance with the terms hereof; provided that the failure of the Holder to make any such request shall not affect the continuing obligation of the Company to the Holder in respect of such rights.

7.9     MODIFICATION; SEVERABILITY.

        (a) If, in any action before any court or agency legally empowered to enforce any term, any term is found to be unenforceable, then such term shall be deemed modified to the extent necessary to make it enforceable by such court or agency.

        (b) If any term is not curable as set forth in subsection (a) above, the unenforceability of such term shall not affect the other provisions of this Warrant but this Warrant shall be construed as if such unenforceable term had never been contained herein.

7.10 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company and the Holder in this Warrant shall survive the execution and delivery of this Warrant and the consummation of the transactions contemplated hereby, notwithstanding any investigation by the Holder or its agents.

7.11 AMENDMENT. This Warrant may not be modified or amended except by written agreement of the Company and the Holder.

7.12 HEADINGS. The headings of the Articles and Sections of this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

7.13 MEANINGS. Whenever used in this Warrant, any noun or pronoun shall be deemed to include both the singular and plural and to cover all genders; and the words "herein," "hereof" and "hereunder" and words of similar import shall refer to this instrument as a whole, including any amendments hereto.

7.14 GOVERNING LAW. This Warrant shall be governed by, and construed in accordance with, the laws of the State of Delaware.

                 THE FOLLOWING PAGE IS THE SIGNATURE PAGE HEREOF

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of June 6, 2001.


                                     HYPERCOM  CORPORATION



                                    By: /s/ Jonathon E. Killmer
                                        -----------------------
                                            Jonathon E. Killmer
                                            Executive Vice President

                              SCHEDULE OF EXHIBITS

        EXHIBIT "A"    Notice of Exercise (Section 2.1)

        EXHIBIT "B"    Investment Representation Certificate (Subsection 3.2(a))

        EXHIBIT "C"    Assignment Form (Subsection 3.2(d))

                                   EXHIBIT "A"
                             NOTICE OF EXERCISE FORM

    (To be executed only upon partial or full exercise of the within Warrant)

        The undersigned registered Holder of the within Warrant hereby irrevocably exercises the within Warrant for and purchases shares of Common Stock of Hypercom Corporation and herewith makes payment therefor in the amount of $_________, all at the price and on the terms and conditions specified in the within Warrant and requests that a certificate (or _____ certificates in denominations of shares) for the shares of Common Stock of Hypercom Corporation hereby purchased be issued in the name of and delivered to (choose one) (a) the undersigned or (b) [NAME]___________, whose address is ________________________
and, if such shares of Common Stock shall not include all the shares of Common Stock issuable as provided in the within Warrant, that a new Warrant of like tenor for the number of shares of Common Stock of Hypercom Corporation not being purchased hereunder be issued in the name of and delivered to (choose one) (a) the undersigned or (b) [NAME]__________________, whose address is_______________
_________________________________________________.

        The undersigned herewith makes payment for the shares of Common Stock of Hypercom Corporation as follows:

                (i) in cash (ie., check or wire transfer) in the sum of $________________________, and/or

                (ii) ___ by forgiveness of debt under the Promissory Note (including principal and interest) in the sum of $________________________.

Dated: __________________________

Signature Guaranteed
_________________________________

_________________________________
                                     By: _______________________________________
                                            (Signature of Registered Holder)

                                     Title: ____________________________________

NOTICE:        The signature to this Notice of Exercise must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.

                                   EXHIBIT "B"

                      INVESTMENT REPRESENTATION CERTIFICATE

Purchaser:  ________________________________

Company:  Hypercom Corporation (the "Company")
Security:  Common Stock
Amount:  ____________________
Date:  ______________________

In connection with the purchase of the above-listed shares of Common Stock (the "Warrant Shares"), the undersigned (the "Holder") hereby represents to the Company as follows:

        (a) PURCHASE FOR OWN ACCOUNT. The Warrant Shares are being acquired for investment for the Holder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Holder has no present intention of selling, granting any participation in, or otherwise distributing the Warrant Shares or any part thereof. The Holder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person with respect to the Warrant Shares or any part thereof.

        (b) DISCLOSURE OF INFORMATION. The Holder is aware of the Company's business affairs and financial condition, has received and reviewed all information (including all reports, registrations and other documents) filed by the Company with the United States Securities and Exchange Commission (the "Commission") up to the date hereof) he considers necessary or appropriate for making an informed and knowledgeable decision as to whether to acquire this Warrant and further represents that he has had sufficient opportunity to ask questions and receive answers from the Company regarding the nature and affairs of the Company, including its business, properties, prospects and financial condition.

        (c) INVESTMENT EXPERIENCE. The Holder is an investor in securities of companies and acknowledges that he is capable of bearing the economic risk of his investment in the Warrant Shares, including the risk of total loss of such investment, and has such knowledge and experience in financial or business matters that he is capable of evaluating the merits and risks of such investment.

        (d) ACCREDITED INVESTOR. The Holder is an "accredited investor" within the meaning of Commission Rule 501 of Regulation D, as presently in effect.

        (e) RESTRICTED SECURITIES. The Holder understands and hereby acknowledges that (i) the Warrant Shares may not initially be registered under the Securities Act, and in such event will be issued in reliance upon a specific exemption from the registration requirements under the Securities Act, which exemption depends upon, among other things, the bona fide nature of the Holder's investment intent as expressed herein, and (ii) the Warrant Shares must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available.

        (f) RULE 144 RESTRICTIONS. The Holder is aware of the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, including, among other things: (i) the availability of certain public information about the Company; (ii) the resale occurring not less than one (1) year after the party has purchased and paid for the securities to be sold, unless registered; (iii) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Exchange Act), (iv) the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein, and (v) the filing of Form 144 with the Commission.

        (g) RULE 144 LIMITATIONS. The Holder understands and acknowledges that at the time he wishes to sell some or all of the Warrant Shares there may not be an active public market upon which to make such a sale, and that, even if such an active public market upon which to make such a sale then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, the Holder may be precluded from selling the Warrant Shares under Rule 144 even if the one-year minimum holding period had been satisfied or the Warrant Shares registered. The Holder further understands that (i) if all of the requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A or Regulation S under the Securities Act or some other registration exemption will be required to permit the Holder to sell the Warrant Shares, and (ii) notwithstanding the fact that Rule 144 is not exclusive, the staff of the Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and other than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.


Date: ___________________, 20___                 PURCHASER:


                                                 _______________________________

                                   EXHIBIT "C"

                                 ASSIGNMENT FORM

         (To be executed only upon the assignment of the within Warrant)

        FOR VALUE RECEIVED, the undersigned registered Holder of the within Warrant hereby sells, assigns and transfers unto , whose address is all of the rights of the undersigned under the within Warrant, with respect to shares of Common Stock of Hypercom Corporation and, if such shares of Common Stock shall not include all the shares of Common Stock issuable as provided in the within Warrant, that a new Warrant of like tenor for the number of shares of Common Stock of Hypercom Corporation not being transferred hereunder be issued in the name of and delivered to the undersigned, and does hereby irrevocably constitute and appoint ___________________________________________ attorney to register such transfer on the books of Hypercom Corporation maintained for the purpose, with full power of substitution in the premises.

Dated: _______________

Signature Guaranteed

_________________________________

_________________________________
                                     By: _______________________________________
                                            (Signature of Registered Holder)

                                     Title: ____________________________________

NOTICE:        The signature to this Assignment must correspond with the name upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.